UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 29, 2013 (April 24, 2013)

PENN VIRGINIA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-13283	23-1184320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Radnor Corporate Center, Suite 200 100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 687-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into Material Definitive Agreement.

Fourth Supplemental Indenture Relating to the 8.500% Senior Notes due 2020

As previously disclosed in the Current Report on Form 8-K filed on April 11, 2013, on April 10, 2013, Penn Virginia Corporation (“PVA”) entered into a purchase agreement (the “Purchase Agreement”), by and among PVA, the subsidiaries of PVA named therein (the “Guarantors”) and RBC Capital Markets, LLC, as representative of the initial purchasers listed in Schedule 1 thereto (the “Initial Purchasers”), which provides for the sale by PVA of $775,000,000 aggregate principal amount of its 8.500% Senior Notes due 2020 (the “Notes”) to the Initial Purchasers in a private placement (the “Offering”). The Notes are fully and unconditionally guaranteed (the “Guarantees”) on a senior unsecured basis by the Guarantors.

On April 24, 2013, the Notes were issued under, and PVA and the Guarantors entered into, a fourth supplemental indenture (the “Fourth Supplemental Indenture”) by and among PVA, the Guarantors and Wells Fargo Bank, National Association, as trustee (the “Trustee”), to the senior indenture, dated as of June 15, 2009 (the “Base Indenture” and, together with the Fourth Supplemental Indenture, the “2020 Notes Indenture”).

The Notes bear interest at a rate of 8.500% per year, payable semiannually in arrears on May 1 and November 1 of each year, beginning on November 1, 2013. The Notes will mature on May 1, 2020.

In the event of a change of control, as defined in the Fourth Supplemental Indenture, the holders of the Notes may require PVA to purchase their Notes at a purchase price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any.

The Notes are PVA’s unsecured, senior obligations, ranking senior in right of payment to PVA’s existing and future indebtedness that is expressly subordinated to the Notes, and equal in right of payment with PVA’s existing and future unsecured indebtedness that is not by its terms subordinated to the Notes (including PVA’s outstanding 10.375% Senior Notes due 2016 (the “2016 Notes”) and 7.25% Senior Notes due 2019). In addition, the Notes will rank effectively junior to PVA’s existing and future secured indebtedness, including indebtedness under PVA’s revolving credit facility (the “Revolver”), to the extent of the value of the assets securing such indebtedness of PVA, and will be structurally subordinated to the existing and future indebtedness and other liabilities (other than indebtedness and liabilities owed to PVA) of PVA’s non-guarantor subsidiaries.

The Notes initially are fully, unconditionally and jointly and severally guaranteed on a senior unsecured basis by certain of PVA’s existing subsidiaries named in the Indenture as Guarantors and will be fully, unconditionally and jointly and severally guaranteed on a senior unsecured basis by PVA’s future subsidiaries, subject to certain exceptions. In the future, the subsidiary guarantees may be released or terminated under certain circumstances. The obligations of each Guarantor will be the general unsecured obligations of such Guarantor and will rank senior in right of payment to the existing and future subordinated indebtedness of such Guarantor and equal in right of payment to all existing and future senior unsecured indebtedness of such Guarantor. In addition, the guarantee by each Guarantor will be effectively junior to the applicable Guarantor’s existing and future secured indebtedness, including its guarantee of indebtedness under the Revolver, to the extent of the value of the assets of such Guarantor constituting collateral securing such indebtedness, and structurally junior to the indebtedness and other liabilities of the Company’s non-guarantor subsidiaries.

The Indenture contains covenants that, among other things, limit PVA’s ability and the ability of certain of its subsidiaries to:

•	incur additional debt;

•	make certain investments or pay dividends or distributions on our capital stock or purchase, redeem or retire capital stock;

•	sell assets, including capital stock of the restricted subsidiaries;

•	restrict dividends or other payments by restricted subsidiaries;

•	create liens that secure debt;

•	enter into transactions with affiliates; and

•	merge or consolidate with another company.

These and other covenants that are contained in the Indenture are subject to important limitations and qualifications that are described in the Indenture. Certain of the covenants listed above will terminate prior to the maturity date of the Notes if both Standard & Poor’s Rating Service and Moody’s Investors Service, Inc. assign the Notes an investment grade rating in the future and no events of default exist under the Indenture. Any covenants that cease to apply to PVA as a result of achieving investment grade ratings will not be restored, even if the credit ratings assigned to the Notes later fall below investment grade.

Copies of the Base Indenture and the Fourth Supplemental Indenture are attached as Exhibit 4.1 and Exhibit 4.2 to this Current Report on Form 8-K, are incorporated herein by reference and are hereby filed. The form of Note issued pursuant to the Fourth Supplemental Indenture is included as Exhibit 1 to the Fourth Supplemental Indenture and is incorporated herein by reference. The description of the Indenture in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the Indenture.

Registration Rights Agreement Relating to the 2020 Senior Notes

Also on April 24, 2013, in connection with the closing of the Offering and the issuance and sale of the Notes, PVA and each of the Guarantors entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with RBC Capital Markets, LLC, as representative of the Initial Purchasers. Under the Registration Rights Agreement, PVA has agreed to, among other things, (a) (i) to file with the Securities and Exchange Commission (“SEC”) a registration statement (the “Exchange Offer Registration Statement”) with respect to a registered offer to exchange any and all of the Notes (including the Guarantees) for a like aggregate principal amount of registered notes that are identical in all material respects to the

Notes (except that the exchange notes will not contain restrictive legends, transfer restrictions or provide for any increase in annual interest rate for failure to comply with the Registration Rights Agreement) and/or (ii) under certain circumstances set forth in the Registration Rights Agreement, to file with the SEC a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933, as amended (“Securities Act”) relating to the resale by certain holders of the Notes and the Guarantees thereof, (b) to use commercially reasonable efforts to cause (i) the Exchange Offer Registration Statement to become and remain effective under the Securities Act until 180 days following the Exchange Date (as defined in the Registration Rights Agreement) or (ii) if applicable, the shelf registration statement to become and remain effective under the Securities Act until one year following effectiveness, and (c) to use commercially reasonable efforts to cause the exchange to be completed within 365 days after the issuance of the Notes. If PVA fails to comply with certain obligations under the Registration Rights Agreement, including if the exchange offer is not completed or if the shelf registration statement is not declared effective in a timely manner, they will be required to pay additional interest in an amount equal to 1% per year on the principal amount of the Notes to the holders of the Notes in accordance with the provisions of the Registration Rights Agreement.

A copy of the Registration Rights Agreement is attached as Exhibit 4.4 to this Current Report on Form 8-K, is incorporated herein by reference and is hereby filed. The description of the Registration Rights Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the Registration Rights Agreement.

Common Stock Registration Rights Agreement

As previously disclosed in the Current Report on Form 8-K filed on April 3, 2013, on April 2, 2013, PVA and its wholly-owned subsidiary, Penn Virginia Oil & Gas Corporation (“PVOG”), entered into a stock purchase agreement (as amended by the Amendment to the Stock Purchase Agreement (“Stock Purchase Agreement Amendment”) dated April 8, 2013, the “Stock Purchase Agreement”) with Magnum Hunter Resources Corporation (“MHR”), pursuant to which PVOG agreed to acquire (the “Acquisition”) all of the equity interests in MHR’s wholly-owned subsidiary, Eagle Ford Hunter, Inc., for an aggregate purchase price of approximately $400 million, subject to customary adjustments as provided in the Stock Purchase Agreement. Under the terms of the Stock Purchase Agreement, up to $40 million of the purchase price may be paid, at PVA’s option, in shares of PVA common stock, and the remainder of the purchase price must be paid in cash.

On April 24, 2013, in connection with the closing of the Acquisition and the issuance by PVA of 10,000,000 shares of its common stock (the “Shares”) to MHR as described below, PVA entered into a Registration Rights, Lock-Up and Buy-Back Agreement (the “Common Stock Registration Rights Agreement”), dated April 24, 2013, by and among PVA and MHR. Pursuant to the Common Stock Registration Rights Agreement, PVA will (i) promptly following the closing date (the “Closing Date”) of the Acquisition (but in any event within 20 days in the case of a registration statement on Form S-3, or within 60 days, in the case of a registration statement on Form S-1) file a resale registration statement (the “Registration Statement”) with respect to all of the Shares and (ii) use its commercially reasonable efforts to cause the Registration Statement to become effective as promptly as practicable (but in any event no later than ninety (90) days following the Closing Date in the case of a registration statement on Form S-3, or no later than 120 days following the Closing Date, in the case of a registration statement on Form S-1).

Pursuant to the Common Stock Registration Rights Agreement, until the earlier of (i) the first anniversary of the effective date of the Registration Statement and (ii) the date upon which the Shares owned by MHR constitute less than 5% of the then outstanding shares of common stock of PVA (the “Buyback Termination Date”), PVA will be obligated, at MHR’s election, to (1) prior to the effectiveness of the Registration Statement, use up to 50% of the net proceeds of any proposed public or private offering of PVA common stock to repurchase a specified number of Shares held by MHR and (2) after the effectiveness of the Registration Statement but prior to the Buyback Termination Date, use up to 25% of the net proceeds of any proposed public or private offering of PVA common stock to repurchase a specified number of Shares held by MHR.

In limited circumstances, MHR will have piggyback registration rights as detailed in the Common Stock Registration Rights Agreement.

A copy of the Common Stock Registration Rights Agreement is attached as Exhibit 4.5 to this Current Report on Form 8-K, is incorporated herein by reference and is hereby filed. The description of the Common Stock Registration Rights Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the Common Stock Registration Rights Agreement.

Copies of the Stock Purchase Agreement and the Stock Purchase Agreement Amendment were filed as Exhibit 2.1 and Exhibit 2.2 to the Current Report on Form 8-K filed by PVA on April 11, 2013 and are incorporated by reference herein.

Fifth Supplemental Indenture Relating to the 10.375% Senior Notes due 2016

In connection with PVA’s previously announced tender offer for the 2016 Notes (the “Tender Offer”), on April 24, 2013, PVA, the Guarantors and the Trustee entered into the fifth supplemental indenture (the “Fifth Supplemental Indenture”), dated as of April 24, 2013, to the Base Indenture (the Base Indenture, together with the First Supplemental Indenture, dated as of June 15, 2009, the Second Supplemental Indenture, dated as of April 4, 2011 and the Fifth Supplemental Indenture, in each case, by and among PVA, the Guarantors and the Trustee, the “2016 Notes Indenture”).

Pursuant to the Fifth Supplemental Indenture, among other things, the 2016 Notes Indenture has been amended to eliminate substantially all of the restrictive covenants and certain events of default contained in the 2016 Notes Indenture. The amendments pursuant to the Fifth Supplemental Indenture will not become operative until the purchase by PVA of validly tendered 2016 Notes in accordance with the terms of the Tender Offer.

A copy of the Fifth Supplemental Indenture is attached as Exhibit 4.6 to this Current Report on Form 8-K, is incorporated herein by reference and is hereby filed. The description of the Fifth Supplemental Indenture in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the Fifth Supplemental Indenture.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Current Report on Form 8-K filed on April 3, 2013, on April 2, 2013, PVA and PVOG entered into the Stock Purchase Agreement with MHR, pursuant to which PVOG agreed to acquire all of the equity interests in MHR’s wholly-owned subsidiary, Eagle Ford Hunter, Inc., for an aggregate purchase price of approximately $400 million, subject to customary adjustments as provided in the Stock Purchase Agreement. Under the terms of the Stock Purchase Agreement, up to $40 million of the purchase price may be paid, at PVA’s option, in shares of PVA common stock, and the remainder of the purchase price must be paid in cash.

On April 24, 2013, PVA completed the Acquisition for an aggregate purchase price of approximately $419 million (reflecting various adjustments pursuant to the Stock Purchase Agreement), of which approximately $40 million was paid through the issuance of 10,000,000 shares of PVA’s common stock and approximately $379 million was paid in cash.

Copies of the Stock Purchase Agreement and the Stock Purchase Agreement Amendment were filed as Exhibit 2.1 and Exhibit 2.2 to the Current Report on Form 8-K filed by PVA on April 11, 2013 and are incorporated by reference herein.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

On April 24, 2013, PVA issued $775,000,000 principal amount of the Notes in a private placement transaction exempt from registration requirements. The Notes are governed by the 2020 Notes Indenture.

On April 24, 2013, the Guarantors agreed to become guarantors of the Notes governed by the 2020 Notes Indenture.

Additional terms and conditions are contained in Item 1.01 under the caption “Fourth Supplemental Indenture Relating to the 8.500% Senior Notes due 2020” and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On April 24, 2013, in connection with the closing of the Acquisition, PVA issued to MHR 10,000,000 shares of PVA common stock. Such issuance was made in reliance upon an exemption from the registration requirements of the Securities Act, pursuant to Section 4(2) thereof.

Item 3.03	Material Modification to Rights of Security Holders.

In connection with the Tender Offer, PVA, the Guarantors and the Trustee entered into the Fifth Supplemental Indenture. Pursuant to the Fifth Supplemental Indenture, among other things, the 2016 Notes Indenture has been amended to eliminate substantially all of the restrictive covenants and certain events of default contained in the 2016 Notes Indenture. The amendments pursuant to the Fifth Supplemental Indenture will not become operative until the purchase by PVA of validly tendered 2016 Notes in accordance with the terms of the Tender Offer.

Additional terms and conditions are contained in Item 1.01 under the caption “Fifth Supplemental Indenture Relating to the 10.375% Senior Notes due 2016” and are incorporated herein by reference.

A copy of the Fifth Supplemental Indenture is attached as Exhibit 4.6 to this Current Report on Form 8-K, is incorporated herein by reference and is hereby filed. The description of the Fifth Supplemental Indenture in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the Fifth Supplemental Indenture.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited statements of revenues and direct operating expenses of the Eagle Ford Properties for the year ended December 31, 2012, together with the report of Hein & Associates LLP with respect thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial statements of PVA required by this item are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

(d)	Exhibits.

4.1	Senior Indenture, dated June 15, 2009, among Penn Virginia Corporation, as issuer, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Registrant’s Current Report on Form 8-K filed on June 16, 2009).

4.2	Fourth Supplemental Indenture relating to the 8.500% Senior Notes due 2020, dated April 24, 2013, among Penn Virginia Corporation, as issuer, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.3	Form of 8.500% Senior Notes due 2020 (contained in Exhibit 1 to Exhibit 4.2).

4.4	Registration Rights Agreement, dated April 24, 2013, among Penn Virginia Corporation, the several guarantors named therein and RBC Capital Markets, LLC, as representative of the initial purchasers named therein.

4.5	Registration Rights, Lock-Up and Buy-Back Agreement, dated April 24, 2013, between Penn Virginia Corporation and Magnum Hunter Resources Corporation.

4.6	Fifth Supplemental Indenture relating to the 10.375% Senior Notes due 2016, dated April 24, 2013, among Penn Virginia Corporation, as issuer, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee.

23.1	Consent of Hein & Associated LLP.

99.1	Audited Statements of Revenue and Direct Operating Expenses of the Eagle Ford Properties.

99.2	Unaudited Pro Forma Financial Statements of Penn Virginia Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2013

Penn Virginia Corporation

By:	/s/ Nancy M. Snyder
Name:	Nancy M. Snyder
Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

4.1	Senior Indenture, dated June 15, 2009, among Penn Virginia Corporation, as issuer, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Registrant’s Current Report on Form 8-K filed on June 16, 2009).

4.2	Fourth Supplemental Indenture relating to the 8.500% Senior Notes due 2020, dated April 24, 2013, among Penn Virginia Corporation, as issuer, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.3	Form of 8.500% Senior Notes due 2020 (contained in Exhibit 1 to Exhibit 4.2).

4.4	Registration Rights Agreement, dated April 24, 2013, among Penn Virginia Corporation, the several guarantors named therein and RBC Capital Markets, LLC, as representative of the initial purchasers named therein.

4.5	Registration Rights, Lock-Up and Buy-Back Agreement, dated April 24, 2013, between Penn Virginia Corporation and Magnum Hunter Resources Corporation.

4.6	Fifth Supplemental Indenture relating to the 10.375% Senior Notes due 2016, dated April 24, 2013, among Penn Virginia Corporation, as issuer, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee.

23.1	Consent of Hein & Associates LLP.

99.1	Audited Statements of Revenues and Direct Operating Expenses of the Eagle Ford Properties.

99.2	Unaudited Pro Forma Financial Statements of Penn Virginia Corporation.